UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ZAYO GROUP HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 6, 2018. ZAYO GROUP HOLDINGS, INC. XXXX XXXX XXXX XXXX (located on the following page). ZAYO GROUP HOLDINGS, INC. 1821 30TH STREET, UNIT A BOULDER, CO 80301 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E51322-P12800 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: September 7, 2018 Date: November 6, 2018 Time: 7:30 AM MT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/zayo2018. The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/zayo2018 and be sure to have the information that is printed in the box marked by the arrow

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E51323-P12800 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow During The Meeting: Go to www.virtualshareholdermeeting.com/zayo2018. Have the information that is printed in the box marked by Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: 2018 NOTICE AND PROXY STATEMENT10-K WRAP How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 23, 2018 to facilitate timely delivery.

The Board of Directors recommends you vote FOR all of the following nominees: 1. Election of Directors Nominees: 01) Dan Caruso 02) Don Gips 03) Scott Drake The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending June 30, 2019; Approve, on an advisory basis, executive compensation as disclosed in the proxy statement; 3. 4. Approve the adoption of an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Current Certificate") to phase out and eventually eliminate the classified structure of the Company's Board of Directors; 5. Approve the adoption of an amendment to the Current Certificate to eliminate the supermajority voting requirement for amendments to the Current Certificate and for stockholder amendments to the Company's Amended and Restated Bylaws (the "Current Bylaws"); 6. Approve the adoption of an amendment to the Current Certificate to impose certain stock ownership limitations and transfer restrictions in connection with the Company’s previously announced plan to consider conversion to a real estate investment trust; 7. Approve the adoption of an amendment to the Current Bylaws to eliminate the supermajority voting requirement for stockholder amendments to the Current Bylaws. NOTE: And to consider such other business as may properly come before the meeting or any adjournment or postponement thereof. E51324-P12800 Voting Items

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